- 1 - AS OF JULY 1, 2023 UPDATED BY: JACKSON LEGAL, OFFICE OF THE CORPORATE SECRETARY JACKSON FINANCIAL INC. RESTRICTED SECURITIES/AFFILIATES LIST1 Effective July 1, 20232 RESTRICTED SECURITIES COMPANY Jackson Financial Inc. Jackson National Life Global Funding Prudential plc PPM Funds MINORITY INTEREST HOLDERS COMPANY COUNTRY OF ORGANIZATION CONTROL/OWNERSHIP Prudential plc United Kingdom and Wales 9.2% Minority Interest held in Jackson Financial Inc. 3 The Vanguard Group United States (Pennsylvania) 10.2% Minority Interest held in Jackson Financial Inc.4 FMR LLC United States (Delaware) 6.815% Minority Interest held in Jackson Financial Inc.5 Abigail P. Johnson United States 6.815% Minority Interest held in Jackson Financial Inc. 5 Fidelity Management & Research Company LLC IA United States (CT, IL, MA, NH, RI) 5% or more Minority Interest held in Jackson Financial Inc. 5 Fidelity Management Trust Company BK United States (Massachusetts) 5% or more Minority Interest held in Jackson Financial Inc. 5 Strategic Advisers LLC IA United States6 5% or more Minority Interest held in Jackson Financial Inc. 5 BlackRock, Inc. United States (Delaware) 7.7% Minority Interest held in Jackson Financial Inc7 BlackRock Life Limited United Kingdom 5% or more Minority Interest held in Jackson Financial Inc. 7 Aperio Group, LLC California 5% or more Minority Interest held in Jackson Financial Inc. 7 BlackRock Advisors, LLC Delaware 5% or more Minority Interest held in Jackson Financial Inc. 7 BlackRock (Netherlands) B.V. Netherlands 5% or more Minority Interest held in Jackson Financial Inc. 7 BlackRock Institutional Trust Company, National Association California 5% or more Minority Interest held in Jackson Financial Inc. 7 BlackRock Asset Management Ireland Limited Ireland 5% or more Minority Interest held in Jackson Financial Inc. 7 BlackRock Financial Management, Inc. Delaware 5% or more Minority Interest held in Jackson Financial Inc. 7 BlackRock Japan Co., Ltd. Japan 5% or more Minority Interest held in Jackson Financial Inc. 7 1 As a reminder, the restricted securities section is intended to be used by Sub-Advisers of JNL Funds registered under the ’40 Act. JNAM Compliance is removing Apollo and Athene from a Section 17 perspective, due to their ownership percentages. All other Jackson entities should perform their own analysis and determine issues of affiliation. 2 Information as of July 1, 2023, except where otherwise indicated.

- 2 - AS OF JULY 1, 2023 UPDATED BY: JACKSON LEGAL, OFFICE OF THE CORPORATE SECRETARY BlackRock Asset Management Schweiz AG Switzerland 5% or more Minority Interest held in Jackson Financial Inc. 7 BlackRock Investment Management, LLC Delaware 5% or more Minority Interest held in Jackson Financial Inc. 7 BlackRock Investment Management (UK) Limited United Kingdom 5% or more Minority Interest held in Jackson Financial Inc. 7 BlackRock Asset Management Canada Limited Canada 5% or more Minority Interest held in Jackson Financial Inc. 7 BlackRock (Luxembourg) S.A. Luxembourg 5% or more Minority Interest held in Jackson Financial Inc. 7 BlackRock Investment Management (Australia) Limited Australia 5% or more Minority Interest held in Jackson Financial Inc. 7 BlackRock Fund Advisors California 5% or more Minority Interest held in Jackson Financial Inc. 7 BlackRock Fund Managers Ltd United Kingdom 5% or more Minority Interest held in Jackson Financial Inc. 7 3. Percentage held as of February 21, 2023, SC 13G filed by Prudential plc on EDGAR, subject to change. 4. Percentage held as of February 9, 2023, SC 13G filed by The Vanguard Group on EDGAR, subject to change. 5. Percentage held as of February 9, 2023, SC 13G filed by FMR LLC on EDGAR, subject to change. 6. Please see https://adviserinfo.sec.gov/firm/summary/104555 for list of individual US States. 7. Percentage held as of February 24, 2023, SC 13G filed by BlackRock, Inc. on EDGAR, subject to change.

- 3 - AS OF JULY 1, 2023 UPDATED BY: JACKSON LEGAL, OFFICE OF THE CORPORATE SECRETARY AFFILIATES COMPANY STATE / COUNTRY OF ORGANIZATION CONTROL/OWNERSHIP PUBLICLY TRADED INDICATED IN RED BROKER/DEALER INDICATED IN GREEN Allied Life Brokerage Agency, Inc. Iowa 100% Jackson National Life Insurance Company Brier Capital LLC Michigan 100% Brooke Life Insurance Company Brooke Life Insurance Company Michigan 100% Jackson Holdings LLC Hermitage Management, LLC Michigan 100% Jackson National Life Insurance Company Jackson Charitable Foundation, Inc. Michigan 100% Jackson National Life Insurance Company Jackson Finance LLC Michigan 100% Jackson Financial Inc. Jackson Holdings LLC Delaware 100% Jackson Financial Inc. Jackson National Asset Management, LLC Michigan 100% Jackson National Life Insurance Company Jackson National Life (Bermuda) Ltd. Bermuda 100% Jackson National Life Insurance Company Jackson National Life Distributors LLC Delaware Broker/Dealer / Identifiers: CRD#: 40178; SEC#: 8-48984 100% Jackson National Life Insurance Company Jackson National Life Insurance Agency, LLC Illinois 100% Jackson National Life Distributors LLC Jackson National Life Insurance Company Michigan 100% Brooke Life Insurance Company Jackson National Life Insurance Company of New York New York 100% Jackson National Life Insurance Company Mission Plans of America, Inc. Texas 100% Jackson National Life Insurance Company National Planning Holdings LLC Delaware 100% Jackson National Life Insurance Company PGDS (US One) LLC Delaware 100% Jackson National Life Insurance Company PPM America Capital Partners III, LLC Delaware 60.50% PPM America, Inc. PPM America Capital Partners IV, LLC Delaware 34.50% PPM America, Inc. PPM America Capital Partners V, LLC Delaware 34% PPM America, Inc. PPM America Capital Partners VI, LLC Delaware 32% PPM America, Inc. PPM America Capital Partners VII, LLC Delaware 15.18% PPM America, Inc. PPM America Capital Partners VIII, LLC Delaware 66.56% PPM America, Inc. PPM Pomona Capital Partners, LLC Delaware 61.25% PPM America, Inc. PPM America, Inc. Delaware 100% PPM Holdings, Inc. PPM Funds Massachusetts Publicly Traded / Company Number: 1298727

- 4 - AS OF JULY 1, 2023 UPDATED BY: JACKSON LEGAL, OFFICE OF THE CORPORATE SECRETARY 87.28%Jackson National Life Insurance Company; 12.58%PPM America, Inc. PPM Holdings, Inc. Delaware 100% Jackson Holdings LLC PPM Loan Management Company 2, LLC Delaware Management and Originator Series: 100% PPM America, Inc. Any Retention Series: 100% Jackson National Life Insurance Company REALIC of Jacksonville Plans, Inc. Texas 100% Jackson National Life Insurance Company ROP, Inc. Delaware 100% Jackson National Life Insurance Company Squire Capital I LLC Michigan 100% Jackson National Life Insurance Company Squire Capital II LLC Michigan 100% Jackson National Life Insurance Company Squire Reassurance Company II, Inc. Michigan 100% Jackson National Life Insurance Company Squire Reassurance Company LLC Michigan 100% Jackson National Life Insurance Company VFL International Life Company SPC, Ltd. Cayman Islands 100% Jackson National Life Insurance Company

- 5 - AS OF JULY 1, 2023 UPDATED BY: JACKSON LEGAL, OFFICE OF THE CORPORATE SECRETARY PPM’S INVESTMENT PRODUCTS AND RELATED ENTITIES WHERE ULTIMATE JFI OWNERSHIP IS GREATER THAN 5%7 STATE / COUNTRY OF ORGANIZATION AA GP Solutions Fund, L.P. Delaware AA MMF 1 Holdco L.P. Delaware AA Pencil Holdings LP Delaware AA WH Holdco, L.P. Delaware AG Essential Housing Fund II, L.P. Delaware AHVF II (AIV II) LP Delaware AIOF II VANIR AIV (MF), L.P. Delaware Apollo Core Infrastructure Feeder Fund, L.P. Delaware Apollo Impact Mission Fund, L.P. Delaware Apollo Infrastructure Opportunities Fund II, L.P. Delaware Apollo Royalties Fund I, L.P. Delaware AOP Finance Partners, L.P. Delaware B2B Solutions, LLC Delaware Calera XXII, LLC Delaware Calera XXIII, LLC Delaware Centre Capital Non-Qualified Investors V AIV-ELS LP Delaware Centre Capital Non-Qualified Investors V LP Delaware CEP IV-A CWV AIV Limited Partnership Ontario CEP IV-A Davenport AIV LP Ontario CEP IV-A NMR AIV Limited Partnership Ontario Clairvest Equity Partners IV-A Limited Partnership Ontario CSHC Co-Invest Unblocked, LLC Delaware DCA Hudson Co-Investor, LP Delaware Emerald Holdings Partnership, LP Delaware Fashionphile Group, LLC Delaware Freedom Parent LP Delaware GCI Holding Corporation Delaware Island NYC Recovery Fund I, L.P. Delaware Haveli VC Gaming Fund I, LP Delaware

- 6 - AS OF JULY 1, 2023 UPDATED BY: JACKSON LEGAL, OFFICE OF THE CORPORATE SECRETARY JFL-IPR Co-Invest Partners, L.P. Delaware KKR Proof Co-Invest Direct L.P. Delaware MDP SM Holdings, LLC Delaware Motive Capital Fund II-A, L.P. Delaware Metalmark NNE Holdings, LLC Delaware NewSpring Deposco Investor LLC Pennsylvania NewSpring Fashionphile Holdings LLC Pennsylvania NewSpring Growth Capital III, L.P. Delaware NNN AGP Opportunities Fund, L.P. Delaware NNN AGP Opportunities Fund II, L.P. Delaware NNN AGP Opportunities Fund III, L.P. Delaware NOVA Infrastructure Fund I L.P. Delaware NOVA Infrastructure Holdings L.P. Delaware NSG III S2S Unblocked L.P. Delaware NSG V Unblocked AIV L.P. Delaware Old Hickory Fund I, LLC Delaware PPM America Private Equity Fund III LP Delaware PPM America Private Equity Fund IV LP Delaware PPM America Private Equity Fund V LP Delaware PPM America Private Equity Fund VI LP Delaware PPM America Private Equity Fund VII LP Delaware PPM America Private Equity Fund VIII-A LP Delaware PPM CLO 2018-1 Ltd. Cayman Islands PPM CLO 2018-1, LLC Delaware PPM CLO 2 Ltd. Cayman Islands PPM CLO 2, LLC Delaware PPM CLO 3 Ltd. Cayman Islands PPM CLO 3, LLC Delaware PPM CLO 4 Ltd. Cayman Islands PPM CLO 4, LLC Delaware

- 7 - AS OF JULY 1, 2023 UPDATED BY: JACKSON LEGAL, OFFICE OF THE CORPORATE SECRETARY PPM CLO 5 Ltd. Cayman Islands PPM CLO 5, LLC Delaware PPM CLO 6 Ltd. Cayman Islands PPM CLO 6, LLC Delaware Pretium Olympus JV, L.P. Delaware RCP Fund II Co-Invest – Beacon 2, LP Delaware RCP Fund II Co-Invest-CEI 2, L.P. Delaware SEP V HL Holdings II, LP Delaware SFR Delos Partners, L.P. Delaware THMI, Inc. Delaware Wolfcamp Co-Investors, LP Delaware Wynnefield Private Equity Partners I, LP Delaware AA Tundra Investor, L.P. Delaware AEP Fund VI Pace Holdings, L.P. Delaware AIOF II Njord Debt Aggregator, L.P. Delaware American Packing & Gasket Holdings, LLC Delaware Apollo USREF III Royce Holdings LP Delaware ASG Co-Investment Vehicle, LP Delaware Calera XXI, LLC Delaware Calera XIX LLC Delaware Calera XXIV, LLC Delaware Carlyle Infrastructure Credit Fund Note Issuer, L.P Delaware CEP V-A CS AIV Limited Partnership Delaware CEP V-A DMS AIV LP Delaware CEP V-A DR AIV Limited Partnership Delaware CEP V-A Mass AIV Limited Partnership Delaware CEP V-A WBLI AIV LP Delaware CEP VI-A AEP AIV Limited Partnership Delaware Chartwell Investments II, LP Delaware CIABB Holdings, LLC Delaware CIVH Holdings, LLC Delaware

- 8 - AS OF JULY 1, 2023 UPDATED BY: JACKSON LEGAL, OFFICE OF THE CORPORATE SECRETARY CIVH Holdings II LLC Delaware Clairvest Equity Partners VI-A Canada CPS Performance Materials Holdings Delaware Eclipse Co-Investor, LP Delaware Family Bakery Holdings, LLC Delaware FFP Group Holdings, LP Delaware FH Sunrise Co-Investment I, LP Delaware G2G Holdco, LLC Delaware GFF Holdco LP Delaware INTO Pooling Entity, LP Delaware JFI-API Co-Invest Partners, LP Delaware Kleinfelder Holdings, LLC Delaware LBR Co-Invest DebtCo, LP Delaware LBR Co-Invest EquityCo, LP Delaware LCLA Brazil Holdings, LP Ontario LCLA Daylight, LP Delaware Leeds Astra Investors, LLC Delaware LJ Broder Co-Invest LLC Delaware LION Co-Invest LP Delaware LM LSQ Investors LLC Delaware LM Matthews Holdings III LLC Delaware LM Matthews Holdings III-A LLC Delaware LM Tortoise Investment Holdings IV LLC Delaware Lovell Minnick Equity Partners III, L.P. Delaware Mallard Co-Investors, LP Delaware Project River Acquisition, LP Delaware RCP Monte Nido Co-Investment Fund, L.P. Delaware Roxo Co-Investors, LP Delaware Sabrosura Super Holdings LLC Delaware Seidler Equity Partners IV, L.P. Delaware Seidler Equity Partners VII LP Delaware

- 9 - AS OF JULY 1, 2023 UPDATED BY: JACKSON LEGAL, OFFICE OF THE CORPORATE SECRETARY SEP V HL Holdings, LP Delaware SEP VI Achem Holdings LP Delaware Simplify Compliance Holdings LLC Delaware SPC Investments Co. LP Delaware Star2Star Holdings, LLC Delaware Triple Point Holdings Partnership, L.P. Delaware TSC Co-Invest, LP Delaware TSG6 Goat Co-Investors, LP Delaware VetCor Co-Invest, LP Delaware Vortus – Foreland II Co-Investment, LP Delaware VS Professional Training Holdco, LP Delaware Woodland Graham Holdings, LLC Delaware YT Brigham Co Investments Partners LP Delaware 7 Based on most recently available information. OPEN-END MANAGEMENT INVESTMENT COMPANIES REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION, in accord with the provisions of the 1940 Act JNL Investors Series Trust JNL Series Trust PPM Funds